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Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Ray J. Oleson and Thomas E. Dunn, and each of them, as his true and lawful attorney-in-fact and agent, and each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents in connection with this Registration Statement on Form S-3 (including this Registration Statement on Form S-3 and both pre- and post-effective amendments thereto) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: February 27, 2004	/s/ RAY J. OLESON Ray J. Oleson Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Ray J. Oleson and Thomas E. Dunn, and each of them, as her true and lawful attorney-in-fact and agent, and each with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents in connection with this Registration Statement on Form S-3 (including this Registration Statement on Form S-3 and both pre- and post-effective amendments thereto) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: February 27, 2004	/s/ CHARLES A. BOWSHER Charles A. Bowsher Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Ray J. Oleson and Thomas E. Dunn, and each of them, as her true and lawful attorney-in-fact and agent, and each with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents in connection with this Registration Statement on Form S-3 (including this Registration Statement on Form S-3 and both pre- and post-effective amendments thereto) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: February 27, 2004	/s/ EDWARD H. SPROAT Edward H. Sproat Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Ray J. Oleson and Thomas E. Dunn, and each of them, as his true and lawful attorney-in-fact and agent, and each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents in connection with this Registration Statement on Form S-3 (including this Registration Statement on Form S-3 and both pre- and post-effective amendments thereto) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: February 27, 2004	/s/ JAMES E. CRAWFORD, III James E. Crawford, III Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Ray J. Oleson and Thomas E. Dunn, and each of them, as his true and lawful attorney-in-fact and agent, and each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents in connection with this Registration Statement on Form S-3 (including this Registration Statement on Form S-3 and both pre- and post-effective amendments thereto) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: February 27, 2004	/s/ WALTER C. FLORENCE Walter C. Florence Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Ray J. Oleson and Thomas E. Dunn, and each of them, as his true and lawful attorney-in-fact and agent, and each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents in connection with this Registration Statement on Form S-3 (including this Registration Statement on Form S-3 and both pre- and post-effective amendments thereto) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: February 27, 2004	/s/ WALTER J. CULVER Walter J. Culver Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Ray J. Oleson and Thomas E. Dunn, and each of them, as his true and lawful attorney-in-fact and agent, and each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents in connection with this Registration Statement on Form S-3 (including this Registration Statement on Form S-3 and both pre- and post-effective amendments thereto) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 11, 2004	/s/ GENERAL R. THOMAS MARSH General R. Thomas Marsh (USAF—Ret.) Director

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POWER OF ATTORNEY